UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K/A

(Amendment No. 1)
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2019 (July 8, 2019)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(858) 373-1675
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment No. 1”) amends Items 1.01 and 9.01(d) of the Current Report on Form 8-K filed on July 12, 2019 (the “Original Form 8-K”).  The Original Form 8-K inadvertently omitted the date the Company received the New Financing Commitments described in paragraph 3 of Item 1.01, as well as a reference to Exhibit 10.2.  The July 10, 2019 date and Exhibit 10.2 reference have now been added.  In Item 9.01(d), although the Amended and Restated Letter Agreement dated July 12, 2019 was correctly listed as Exhibit 10.1, the Amended Letter Agreement dated July 8, 2019 was incorrectly attached as Exhibit 10.1.  The correct Exhibit 10.1 has now been attached.  Lastly, Exhibit 10.2 described above has now been listed in Item 9.01(d) and attached.  No other disclosures or exhibits were changed.

Item 1.01   Entry into a Material Definitive Agreement

As previously disclosed on the Current Report on Form 8-K filed on May 9, 2019 by Cool Holdings, Inc. (the “Company”), the Company, Simply Mac, Inc. (“Simply Mac”) and GameStop Corp. (the “Seller”) entered into a stock purchase agreement dated May 9, 2019 (the “Stock Purchase Agreement”), pursuant to which the Company agreed to purchase from the Seller all of the issued and outstanding shares of capital stock of Simply Mac (the “Stock Purchase”).  Pursuant to the terms of the Stock Purchase Agreement, as amended by the parties thereto, Seller was entitled to terminate the Stock Purchase Agreement upon written notice to the Company on or before July 2, 2019 if  the Company did not deliver to GameStop on or before June 25, 2019 (the “Financing Deadline”) evidence that either (i) the Company had closed on at least $4,000,000 of funding dedicated for the Stock Purchase (the “Financing”) or (ii) the Company had obtained written, fully executed  commitments from third-parties, enforceable against such third-parties, to provide for the Financing.  The Company did not meet the Financing Deadline, and on July 1, 2019 GameStop delivered a notice to the Company indicating its intention to terminate the Stock Purchase Agreement (the “Termination Notice”).

On July 8, 2019, the Company, Seller and Simply Mac entered into a Letter Agreement to amend the Stock Purchase Agreement, as amended and restated on July 12, 2019 (the “Amendment”).  Pursuant to the Amendment, GameStop rescinded and revoked the Termination Notice and confirmed that the Stock Purchase Agreement remains in full force and effect.  The Company and GameStop also authorized the release and payment to GameStop of the original $750,000 deposited into escrow as required by the Stock Purchase Agreement, and the parties reduced the total closing consideration for the Stock Purchase from $6.9 million to $3.8 million in cash plus the value of Simply Mac’s inventory at closing, subject to certain working capital, inventory indebtedness and other adjustments.  The purchase price applicable to the inventory at closing will be funded in full by a secured promissory note in favor of the Seller.

The Amendment also provided for the additional deposit with the designated escrow agent of $350,000 on or before July 11, 2019 (the “First Escrow Deposit”) as a deposit against the purchase price for the Stock Purchase, and it amended the Financing Deadline and Financing amount to provide that the Company must have closed on at least $2,700,000 of funding dedicated for the Stock Purchase (the “New Financing”) or (ii) the Company has obtained written, fully executed  commitments from third-parties, enforceable against such third-parties, to provide for the New Financing (the “New Financing Commitments”), in each case on or before July 12, 2019.  The Company has made the First Escrow Deposit, and on July 10, 2019 it obtained the New Financing Commitments attached hereto as Exhibit 10.2. The description of the New Financing Commitments is subject to, and qualified in its entirety by, Exhibit 10.2.

The Amendment also requires two more additional escrow deposits of $350,000 each to be deposited with the designated escrow agent as further deposits against the purchase price for the Stock Purchase on or before each of August 12, 2019 (the “Second Escrow Deposit”) and September 12, 2019 (the “Third Escrow Deposit”), in each case only if the Stock Purchase has not closed on or prior to such dates.  In the event that the Stock Purchase has not closed on or before August 12, 2019 or September 12, 2019 and the Second Escrow Deposit and Third Escrow Deposit are not made by such dates, respectively, then GameStop shall have the right to terminate the Stock Purchase Agreement upon written notice to the Company on or before August 19, 2019 and September 20, 2019, respectively.

Finally, the Amendment provides that in any event, if the Stock Purchase has not closed on or before September 20, 2019, then GameStop shall have the right to terminate the Stock Purchase Agreement upon written notice to the Company.  In the event that the Stock Purchase Agreement is terminated for any of the reasons described above, the First Escrow Deposit, the Second Escrow Deposit and Third Escrow Deposit, to the extent such amounts have been deposited with the escrow agreement prior to such termination, shall be released to the Seller within three days of such termination.

A copy of the Amendment is attached hereto as Exhibit 10.1. The foregoing summary of the terms of the Amendment is subject to, and qualified in its entirety by, Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Letter Agreement dated July 12, 2019 among Cool Holdings, Inc., Simply Mac, Inc. and GameStop Corp.
10.2	Letter Agreement for Financing dated July 10, 2019 from SOL Global Investments Corp. to Cool Holdings, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date:	August 21, 2019	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer